Pursuing Next Generation Nucleic Acid Therapies NASDAQ Ticker: XCUR January 5, 2022 Exhibit 99.1

© 2022 Exicure, Inc. All Rights Reserved. | Cautionary Note Regarding Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate," "expect," "plan," "may," "will," “continue,” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. All statements other than statements of historical fact in this presentation are forward looking including, but not limited to, statements regarding of Exicure, Inc. (“Exicure” or the “Company”); including the development of product candidates based on its proprietary SNA™ technology; the initiation, timing, progress, scope and results of the Company’s preclinical studies, clinical trials and research and development programs; the timing, availability and presentation of preclinical, clinical and regulatory developments; the potential benefits of the Company’s product candidates; the development and the commercial potential, growth potential and market opportunity for the Company’s product candidates, if approved, and the drivers, timing, impact and results thereof; potential and future results of current and planned collaborations; the proposed benefits of any of the Company’s partnered programs; and the timing or likelihood of regulatory filings and approvals. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: market and other conditions; the risk that the ongoing COVID-19 pandemic and the associated containment efforts may disrupt the Company’s business and/or the global healthcare system (including its supply chain) more severely than it has to data or more severely than anticipated; the Company’s preclinical or clinical programs do not advance or result in approved products on a timely or cost effective basis or at all; the results of early clinical trials are not always being predictive of future results; unexpected safety or efficacy data observed during preclinical or clinical studies; the failure of the data from the Company’s preclinical trials to be indicative in human trials; clinical site activation rates or clinical trial enrollment rates that are lower than expected; the cost, timing and results of clinical trials; changes in the regulatory environment; exposure to litigation or other disputes; the ability of the Company to protect its intellectual property rights; the ability of the Company to obtain or maintain collaborations and/or collaborate successfully with strategic partners; the actual funding required to develop and commercialize the Company’s product candidates and operate the Company and the impact of the completion of the Company’s previously reported internal investigation on the Company’s business and diversion of management time and attention on related issues, including any related investigations or proceedings, shareholder lawsuits, reputational harm, or the possibility that executives or other employees may resign. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 19, 2021, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the Securities and Exchange Commission. All information in this presentation speak only as of the date of this presentation, and the Company undertakes no obligation to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, unless required by law.

© 2022 Exicure, Inc. All Rights Reserved. | Exicure Snapshot 3 • Exicure pursues and develops next-generation nucleic acid therapies targeting RNA • Proven team with deep drug development and cutting-edge oligonucleotide chemistry know-how • Exicure addresses cell and tissue uptake limitation of linear oligonucleotides with its proprietary Spherical Nucleic Acids (SNATM) platform • Our R&D engine utilizes an automated high-throughput screen to identify high value candidates and rapidly move to the clinic • From screening, we proceed in a robust and vigorous selection process to match our company’s ethos: Right Approach at the Right Target for the Right Therapy • We have identified several promising candidates in CNS conditions with high unmet need, including a non-opioid pain analgesic with additional preclinical milestones to readout in 2022

© 2022 Exicure, Inc. All Rights Reserved. | An Established and Experienced Leadership & Management Team 4 Brian Bock Chief Executive Officer Matthias Schroff Chief Scientific Officer Tim Walbert Chairman Jeffrey L. ClelandJames SulatBali Muralidhar Bosun Hau Elizabeth Garofalo Andrew Sassine MANAGEMENT BOARD OF DIRECTORS Sarah Longoria Chief Human Resource and Compliance Officer Douglas Feltner* Chief Medical Officer David A. Giljohann* Co-Founder, Chief Technology Officer Elias Papadimas Chief Accounting Officer *As of January 5, 2022

© 2022 Exicure, Inc. All Rights Reserved. | Leadership Supported by Scientists With Nucleic Acid Expertise and R&D Engine to Get From Bench to Bedside Rapidly 5 • Diverse scientific staff with expert knowledge in nucleic acid chemistry, drug development and neuroscience • 13 PhDs with more than 100 years of joint oligonucleotide experience • Our in-house R&D engine and 30,000 sq ft. facility conducts rapid and automated high throughput nucleic acid synthesis screening • A streamlined process to get to preclinical and clinical milestones fast

Exicure has Identified Several Promising Candidates Targeting Severe Neurological Conditions With Its Proprietary Platform

Patented Protected Platform Technology



- Extensive proprietary IP protection across the platform and composition of matter
- Partnerships with Ipsen and AbbVie targeting neuroscience and skin

Promising Candidates Identified in Conditions with High Unmet Need



Pain
Huntington's[1]
SCAs
Angelman's[1]
Batten Disease
Sporadic ALS

- Our high throughput facility has identified several high value drug candidates
- These neurological conditions lack effective treatment options

1) Huntington's and Angelman's programs are part of the partnered collaboration with Ipsen

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© 2022 Exicure, Inc. All Rights Reserved. | Exicure’s Next Generation Pipeline and Investment Focus is Neuroscience DISCOVERY PRECLINICAL DEV PHASE 1 NEUROSCIENCE SCN9A Neuropathic Pain Undisclosed Huntington’s Disease Undisclosed Angelman Syndrome DERMATOLOGY Undisclosed Hair Loss Disorders 1) On November 13, 2019, Exicure announced this partnership with Allergan plc and on May 8, 2020, AbbVie Inc. acquired Allergan plc 1 7

SNAs: Next Generation Nucleotide Delivery Platform

SNA™: A Unique and Effective 3D Architecture For the Next Generation of Oligonucleotide Therapeutics



SNA
Spherical Nucleic Acid

- 3D architecture creates elevated local concentration of nucleic acids
- Yields protective effect against enzymatic degradation
- Facilitates receptor interaction, increases cell uptake



Synthetic Oligonucleotides

- Compatible with virtually all oligonucleotide classes/chemistries (e.g. ASOs, SSO, siRNA, miRNA)
- Sequence length of up to ~80 nucleotides

\+



Benign Lipid Nanoparticle Scaffold[1]

- Scaffold for oligonucleotides
- ~20 nm diameter

1) Composition: 1,2-dioleoyl-*sn*-glycero-3-phosphocholine (DOPC) liposome; DOPC is in the FDA-approved drug DepoDur®, a morphine sulfate extended-release liposome injection for lumbar epidural administration

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SNAs Address Current Challenges with Linear Oligonucleotide Therapeutics – Delivery, Versatility and Multi-Targeting

SNAs: Potential Best-in-Class for Oligonucleotide Delivery



Linear Oligos



SNAs



vs.



Dramatically improved cellular uptake leading to increased tissue persistence

SNAs Allow a Full Spectrum Nucleotide Chemistries & Function



Knockdown Gene Expression



Increased Gene Expression



Splice Modulation



Access targets and diseases inaccessible by traditional methods

Multi-Targeting Capability to Address Complex Diseases


1
Oligo vs.
Target A
2
Oligo vs.
Target B
3
Oligo vs.
Target C

Delivery of defined ratios of oligonucleotides

Potential for improved clinical efficacy, safety and less frequent dosing; as demonstrated in nonclinical studies.

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© 2022 Exicure, Inc. All Rights Reserved. | Example Application: Restoring Function and Increasing Longevity in Mouse Model of Progressive Muscle Wasting Disease 11 Day 14 Day 62 • Exicure-treated mouse on left, diseased mice1 in the middle and non-diseased mice on right • Based on one-dose with Exicure treatment • Exicure-treated mice flanking non-diseased mouse in the middle • At day 62, no diseased mice without treatment survived 1) Diseased mice are a model of spinal muscular atrophy (SMA), a neuromuscular disorder that results in loss of motor neurons and progressive muscle wasting.

Three Drivers of Superior Efficacy in Neuroscience

1

Higher Cell Uptake, Leading to **Higher Potency at Same Dose**



SNA
OLIGO / DAPI
Linear
OLIGO / DAPI

Superior cell uptake[1] vs. linear oligonucleotide with SNA detection observed across multiple cell types

2

Broad CNS Penetration and Uptake in all Neuronal Cells



Deep Cerebellum
Nucleus (hematoxylin)
anti-MALAT1 ON probe

In Situ Hybridization of SNA in the Brain (Rat) via ICM dosing

SNAs[2] reach deep brain regions and achieve uptake in neurons, microglia and astrocytes

3

Higher Persistence in the CNS, Leading to **Prolonged Efficacy**



Nusinersen Alone
SNA-Nusinersen

Radiolabeled biodistribution shows SNAs[3] stay longer in the CNS compared to linear nucleotide therapeutic

1) In vitro comparison in cortical neurons testing MALAT1 knockdown with IC_{50} for SNA (141 nM) and linear oligonucleotide (464 nM), 2) In vivo testing with MALAT1 knockdown via intracisterna magna (ICM) route of administration 3) In vivo comparison of rats dosed intrathecally with comparison shown at seven days after one-time administration.

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Targeting Pain

© 2022 Exicure, Inc. All Rights Reserved. | Sodium Channel 1.7 is a Key Pain Signaling Gatekeeper 14 Figure adapted using Biorender from: Waxman and Zamponi (2014), Ofra Gohar (2020), Julius & Blasboum (2001), and Alsaloum et al (2020) Pain Signaling Pathway Brain perceives pain by neuronal cell signaling from the periphery through the spinal cord Neuronal cells collect in clusters along the spinal cord in an area called the dorsal root ganglia (DRG) Signals for pain are electrically transmitted with overwhelming evidence sodium channel 1.7 (Nav1.7) serves as a key gatekeeper Spinal cord

Na_v1.7, a Validated Non-Opioid Pain Target, is Ideally Suited to Exicure's Approach Due to Selectivity and Biodistribution Profile

Human Genetic Validation

Na_v 1.7
Gain-of-Function Mutations





Severe Pain

Na_v 1.7
Loss-of-Function Mutations





Lack of Pain

- Gain- and Loss-of-function mutations effecting sensitivity to pain support targeting rationale
- Na_v1.7 is encoded by the gene *SCN9A*

Oligonucleotide Selectivity vs Small Molecules



Channel Activation
1.0
0.8
0.6
0.4
0.2
0.0
0.1
1
10
100
1000
10000
Small Molecule Inhibitor of Na$_v$1.7 (nM)
Nav1.7
Nav1.2
Nav1.1
Nav1.5
Nav1.6
Illustrative Example of Na$_v$1.7 Selectivity Profile for Small Molecule Inhibitor (Xenon/ Genentech; Bankar et al., 2018)

- Due to small selectivity margins, small molecules **fail to reach target inhibition levels in DRG**
- Cellular knockdown via SNAs has proven **exquisitely selective**, with SNA screening hits not exhibiting homology with other Na_v family members

Distribution to DRGs



Spinal cord (dorsal view)
dorsal root ganglia
Spinal cord (transverse section)

- **Intrathecal** delivery in rodents achieves *in vivo* delivery to dorsal root ganglion (DRG) neurons, the key cell type expressing Na_v1.7 and which mediates transmission of peripheral pain signals to the brain

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Exicure has Identified Several Potent Candidates Achieving Greater Than 95% Target Reduction in Sensory Neurons



Target mRNA Knockdown in iPSC-Derived Human Sensory Neurons
SCN9A mRNA (% Untreated)
120
100
80
60
40
20
0
Untreated Control
SNA 1
SNA 2
SNA 3
SNA 4
SNA 5
SNA 6

A reduction in *SCN9A* expression of only ~50% may have therapeutic benefit based on human genetic studies[1]

1) Yuan, *Pain Medicine*, 2011
Experiment conducted *in vitro* transfection-free: at 2 µM, 28-35 DIV sensory neurons, data are mean ± SEM

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SNA Drug Candidate Abolish Key Electrical Transmissions Critical in Pain-Signaling Neurons with Durable Effect

Electrical Signaling Activity Can be Assessed in Pain-Signaling Neurons



- In vitro cultured neurons establish a network communication via electrical signaling
- Multi-electrode array measures key signaling (action potentials) between neurons
- $Na_v1.7$ is crucial in generating action potentials

Potent Candidate Halts Action Potentials *In Vitro* Beyond 49 Days After Single Dose



Mean Action Potential Amplitude (μV)1
60
55
50
45
40
35
30
25
0
10
20
30
40
50
Day
Effect of SNA treatment
*
*
Control
SNA Treated
* Treated with Nav1.7 inhibitors

- Exicure drug candidate demonstrates halting key signaling (action potentials) in cultured neurons
- Durable **one-time** treatment efficacy exceeds 49 days
- Abolishment of action potentials by Exicure candidate same or better as potent Nav1.7 inhibitors[2]

1) Data from multi-electrode array of Action Potential Amplitude was Mean Spike Amplitude, 2) $Na_v1.7$ Inhibitors, Day 14: ProTxII and Day 15: PF-05089771

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Existing Partnerships

© 2022 Exicure, Inc. All Rights Reserved. | Exicure & AbbVie: Using Exicure’s Discovery & Development Engine for Collaboration Targeting Hair Loss Disorders 19 • $25M upfront • Up to $50M in option/IND- enabling payments • Up to $195M in development and regulatory milestones • Up to $530M in commercial milestones • Tiered royalties of mid single-digit to mid-teen percentage The EconomicsThe Partnership • Discover and develop two SNA-based treatments for hair loss disorders • Initiated November 2019 • Exicure responsible for discovery costs prior to option exercise by Allergan; Allergan responsible afterwards 1) On November 13, 2019, Exicure announced this partnership with Allergan plc and on May 8, 2020, AbbVie Inc. acquired Allergan plc 1

Exicure and Ipsen: Using Exicure's Discovery & Development Engine for Neuroscience Collaboration Targeting Huntington's and Angelman's

The Partnership

- Discover and develop **two** SNA-based treatments for **Huntington's Disease** and **Angelman Syndrome**
- Initiated August 2021
- Both indications are an ideal fit for the **SNA platform differentiation** of **deep brain penetration** and **persistence**
- Exicure funds discovery and pre-clinical work up to candidate selection
- Ipsen funds all work post candidate selection, including IND-enabling activities exicure
+
IPSEN

The Economics

- **$1B+** total deal value
- **$20M cash upfront**
- Up to **$10M** in preclinical milestones
- Up to **$50M** in **option exercise** payments
- Up to **$180M** in **development and regulatory** milestones
- Up to **$762M** in **commercial** milestones
- Tiered **royalties** percentages from mid single-digits to mid-teens

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© 2022 Exicure, Inc. All Rights Reserved. | Exicure Corporate Financial Snapshot(1) 21 • Nasdaq: XCUR • Est. 2021 Year-end Cash: $48.3 million(2) • Outstanding Principal Debt: $7.5 million • Common Stock Outstanding: 108.8 million • Outstanding Warrants: 31.3 million(3) 1) Figures include unaudited estimates as of December 31, 2021 2) Represents preliminarily unaudited estimated cash, cash equivalents and restricted cash as of December 31, 2021, and the actual amounts may differ from these estimates due to the completion of the Company’s year-end closing and auditing procedures 3) Includes warrants to purchase up to 17.3 million shares of common stock at an exercise price of $0.2701 per share and pre-funded warrants to purchase up to 14.0 million shares of common stock at an exercise price of $0.001 per share. .

Exicure has Several Promising Therapeutics, Including Candidates for a Highly Coveted Non-Opioid Pain Analgesic

- Promising initial data with several candidates targeting $Na_v1.7$, a non-opioid target in pain, with near-term milestones in 2022
  - Conservative US market share estimates[1] in initial indications of DPN and SFN represent significant commercial opportunity (~$1.9B)
- Encouraging candidates identified in several prominent neurological conditions where current effective treatment options either non-existent or lacking
- Exploring near-term partnering opportunities with our pain and other neuroscience programs
- Our partnered programs continue to advance with potential pre-clinical milestones in 2023
- With our oligonucleotide chemistry expertise, we continue enhancements of our proprietary platform to further address limitations with linear oligonucleotide therapeutics

1) Assuming 10% market penetration among approximately 4,500 US physicians; DPN: Diabetic Periphery Neuropathy; SFN: Small Fiber Neuropathy

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